Rule 497(d)


                                     FT 1036

                  Nasdaq-100(R) Securities Portfolio, Series 7

                          Supplement to the Prospectus

     Notwithstanding anything to the contrary in the Prospectus, FTP Services LLC, an affiliate of the Depositor, will act as Fund/SERV Unit Servicing Agent to the Trust with respect to the Trust's Fund/SERV Units. Fund/SERV Units are Units purchased and sold through the Fund/SERV trading system. In all other respects, Fund/SERV Units are identical to other Units.

     The Fund/SERV CUSIP for the Trust is 30269Y348.

November 1, 2005